                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 4, 2004

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE                          0-21324                    06-1344888
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)             Identification No.)

                 333 LUDLOW STREET, STAMFORD, CONNECTICUT 06902
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000

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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY IN A MATERIAL DEFINITIVE AGREEMENT.

     On November 4, 2004, NYFIX, Inc. (the "Company") executed Amendment No.1 to the  Executive  Employment  Agreement  between the  Company and Peter  Kilbinger
Hansen,  the Company's  President and Chief Executive  Officer.  Pursuant to the
amended  agreement,  which reflects the oral agreement of the parties as of July
1, 2003, there is no change in Mr. Hansen's base salary of $400,000 per year, or in the provision that any bonus or additional compensation may be awarded at the discretion of Company's  Board of Directors.  The amendment  eliminates from the
Executive Employment Agreement provisions relating to specified annual increases in base salary and sales  commissions for Mr. Hansen's direct sales efforts with respect  to  products  sold by the  Company.  All  other  terms of Mr.  Hansen's employment agreement remain unchanged.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      EXHIBIT NO.             EXHIBITS
      -----------             --------

      10.1                    Amendment  No.  1  to  the  Executive   Employment
                              Agreement   between  Peter  Kilbinger  Hansen  and
                              NYFIX, Inc., dated November 4, 2004.  Incorporated
                              herein  by  reference  from  Exhibit  10.1  to the
                              Company's  Quarterly  Report  on Form 10-Q for the
                              quarter ended September 30, 2004.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       NYFIX, INC.

                                       By:/s/ Brian Bellardo
                                          ---------------------
                                          Name: Brian Bellardo
                                          Title: Secretary

Dated: November 10, 2004